UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

KINDER MORGAN CANADA LIMITED

(Exact name of registrant as specified in its charter)

Alberta, Canada (State or other jurisdiction of incorporation)	000-55864 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

Suite 2700, 300 — 5th Avenue S.W.

Calgary, Alberta T2P 5J2

(Address of principal executive offices, including zip code)

(403) 514-6780

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Restricted Voting Shares

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01              Entry into a Material Definitive Agreement.

On August 20, 2019, Kinder Morgan Canada Limited (the “Company”) entered into an arrangement agreement (the “Arrangement Agreement”) with Pembina Pipeline Corporation (“Pembina”), pursuant to which, Pembina has agreed, subject to the terms and conditions thereof, to acquire all of the issued and outstanding restricted voting shares of the Company (“Restricted Voting Shares”) and special voting shares of the Company (the “Special Voting Shares” and, together with the Restricted Voting Shares, the “Voting Shares”), together with the associated class B limited partnership units (“Class B Units”) of Kinder Morgan Canada Limited Partnership (the “Limited Partnership”) all pursuant to an arrangement under the Business Corporations Act (Alberta) (the “Arrangement”). Under the Arrangement, holders of Restricted Voting Shares will receive 0.3068 of a common share of Pembina (each a “Pembina Common Share”) for each Restricted Voting Share held and holders of Special Voting Shares (being wholly-owned subsidiaries of Kinder Morgan, Inc. (“KMI”)) will receive a cash payment of CDN$0.000001 for each Special Voting Share and a 0.3068 of a Pembina Common Share for each Class B Unit held.

The Restricted Voting Shares currently trade on the Toronto Stock Exchange (“TSX”) under the trading symbol “KML”.  All of the Special Voting Shares (representing approximately 70% of the voting rights of the Company) and associated Class B Units (representing a corresponding approximate 70% economic interest in the Company’s business) are indirectly held by KMI through its wholly-owned subsidiaries.  In connection with the Arrangement, KMI entered into a support agreement (the “KMI Support Agreement”) with Pembina pursuant to which, among other things and subject to the terms thereof, KMI agreed to support the Arrangement.

Concurrent with the Arrangement Agreement, KMI, Pembina and their respective affiliates entered into a purchase agreement (the “Cochin Purchase Agreement”), pursuant to which Pembina agreed to acquire the U.S. portion of the Cochin Pipeline for a purchase price of USD$1.546 billion, subject to adjustment pursuant to the terms and conditions therein (the “Cochin U.S. Transaction”). Closing of each of the Arrangement and the Cochin U.S. Transaction is cross-conditioned upon completion of the other.

The Arrangement is subject to a number of conditions, including the approval by at least 66 2/3% of the holders of the Voting Shares (“Voting Shareholders”) represented in person or by proxy at a special meeting of Voting Shareholders (the “Meeting”), voting together as a single class, and approval by a majority of the holders of Restricted Voting Shares represented at the Meeting in person or by proxy, excluding the votes of those persons whose votes are required to be excluded under Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”).  It is a condition to closing in favour of Pembina that holders of less than 50% of the outstanding Restricted Voting Shares shall have validly exercised dissent rights with respect to the Arrangement that have not been withdrawn as of the effective date of the Arrangement. Pursuant to the KMI Support Agreement, KMI has agreed to cause all of the Special Voting Shares to be voted in favour of the Arrangement at the Meeting.  The KMI Support Agreement terminates in certain circumstances, including upon the termination of the Arrangement Agreement in accordance with its terms.

In addition, the Arrangement is subject to approval of the Court of Queen’s Bench of Alberta and certain regulatory approvals, including the approval under the Competition Act (Canada) the “Competition Act Approval”) and the Canada Transportation Act. Subject to receipt of required approvals and satisfaction of other customary closing conditions, the Arrangement is expected to close in the late fourth quarter of 2019 or in the first quarter of 2020. The Arrangement is also conditional upon the approval, subject to customary conditions, of the listing of the Pembina Common Shares issuable pursuant to the Arrangement on the TSX, and approval, subject to official notice of issuance, of the listing of Pembina Common Shares issuable pursuant to the Arrangement on the NYSE.

The Arrangement Agreement provides for customary non-solicitation covenants, subject to the right of the board of directors of the Company (the “Board”) to consider and accept a superior proposal (as defined in the Arrangement Agreement), and the right of Pembina to match any such proposal within five business days. The Arrangement Agreement also provides for the payment by the Company to Pembina of a CDN$90.0 million termination fee if the Arrangement Agreement is terminated in certain specified circumstances, including, among other things, in the event that (i) the Board withdraws, modifies, qualifies or changes any of its recommendations or determinations with respect to the Arrangement in a manner adverse to Pembina; or (ii) the Board, in accordance with certain procedures set forth in the Arrangement Agreement,  accepts, recommends, approves or enters into an agreement to implement a superior proposal (as defined in the Arrangement Agreement). The Arrangement Agreement also provides for the payment by Pembina to the Company of a reverse termination fee of CDN$90.0 million (i) in the event the Arrangement Agreement is terminated in specified circumstances where the Competition Act Approval has not been received; or (ii) in the event the Cochin Purchase Agreement is terminated in specified circumstances relating to clearance of the Cochin U.S. Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Arrangement Agreement may be terminated by mutual written consent of the Company and Pembina and by either party in certain circumstances as more particularly set forth in the Arrangement Agreement. In addition, the Arrangement Agreement will automatically terminate upon termination of the Cochin Purchase Agreement in accordance with its terms. Subject to certain limitations, each party may also terminate the Arrangement Agreement if the Arrangement is not consummated by the later of: (a) May 20, 2020 (the “Outside Date”) subject to the right of either party to extend the Outside Date for up to an additional 90 days (in 30-day increments) if a required Canadian regulatory approval has not been obtained; and (b) the “Outside Date” as defined in the Cochin Purchase Agreement (being May 20, 2020), which date can be extended by the Pembina and KMI affiliates party thereto, for up to an additional 90 days if a US regulatory approval has not been obtained.

The Arrangement was unanimously approved by the Board, based, in part, on the recommendation of a committee of the Board comprised solely of independent directors (the “Special Committee”). The Special Committee considered various factors and received an opinion, dated August 20, 2019, from its financial advisor, BMO Nesbitt Burns Inc., as to the fairness, from a financial point of view and as of the date of such opinion, of the consideration to be received by the holders of Restricted Voting Shares under the Arrangement, based on and subject to the assumptions, limitations, qualifications and other matters set forth in such opinion.  The Company is not required to obtain a formal valuation in respect to the Arrangement under applicable provisions of MI 61-101.

Further information regarding the proposed Arrangement will be contained in an information circular and proxy statement the Company will prepare, file and mail in due course to Voting Shareholders in connection with the Meeting.  Under the Arrangement Agreement, the Company has agreed to hold the Meeting no later than December 20, 2019.

The foregoing descriptions of the Arrangement Agreement, the KMI Support Agreement and the Cochin Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements which are included as Exhibits 2.1 and 10.1 to this report. Complete details of the Arrangement are set out in the Arrangement Agreement, a copy of which, together with the KMI Support Agreement, has been filed under the Company’s SEDAR profile at www.sedar.com, its EDGAR profile at www.sec.gov and on the Company’s website at ir.kindermorgancanadalimited.com. The Arrangement Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Pembina. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of the Arrangement Agreement as of the specific dates therein, were solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction anticipates that the offer and sale of Pembina shares will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Consequently, such shares will not be registered under the Securities Act or any state securities laws in the U.S.

In connection with the proposed transaction, the Company will file an information circular and proxy statement, as well as other materials. WE URGE INVESTORS TO READ THE INFORMATION CIRCULAR AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the information circular and proxy statement (when available) and other documents that will be filed by the Company with the United States Securities and Exchange Commission (the “SEC”)  at http://www.sec.gov, the SEC’s website, or from the Company’s website (www.kindermorgancanadalimited.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

The Company, KMI and Pembina, and their respective directors and certain of their executive officers, may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information regarding the Company’s officers and directors is included in the Company’s definitive proxy statement for its 2019 annual meeting filed with the SEC on April 18, 2019. Information regarding KMI’s officers and directors is included in KMI’s definitive proxy statement for its 2019 annual meeting filed with the SEC on March 29, 2019.  Information regarding Pembina’s officers and directors is included in the Management Information Circular for its 2019 annual meeting of common shareholders filed with the SEC as Exhibit 99.1 to Form 6-K on March 29, 2019. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the information circular and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report includes “forward-looking information” and “forward-looking statements” within the meaning of applicable securities laws (“forward-looking statements”).  Forward-looking statements in this report include statements, express or implied, concerning, without limitation, the proposed Arrangement, including the proposed transaction, including the expected closing date, the timing and anticipated regulatory requirements, court and securityholder approvals of the transaction, the ability of KML and Pembina to satisfy conditions to closing of the Arrangement and the anticipated benefits of the Arrangement.  Forward-looking statements are not guarantees of performance or certain outcomes, and future actions, conditions or events may differ materially from those expressed in forward-looking statements provided in this report. Such forward-looking statements reflect management’s current beliefs and are based on assumptions made by and information currently available to the Company. Forward-looking statements involve significant risks, uncertainties and assumptions, many of which are beyond the ability of the Company to control or predict. Among other things, specific factors that could cause actual results to differ from those indicated in the forward-looking statements provided in this report include, without limitation: the ability of the parties to receive, in a timely manner, the necessary regulatory, Court, Voting Shareholder, stock exchange and other third-party approvals; and the ability of the parties to satisfy, in a timely manner, the other conditions to closing of the transactions, including the concurrent closing of the Cochin Transaction.

The foregoing list should not be construed to be exhaustive. In addition to the foregoing, important additional information respecting the material assumptions, expectations and risks applicable to the forward-looking statements included in this report are set out in the Company’s Annual Report on Form 10-K filed with the SEC on February 19, 2019 under the headings “Information Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in the Company’s subsequent reports, each available under the Company’s profile on SEDAR at www.sedar.com and filed with the SEC and available at www.sec.gov.  Shareholders and prospective investors are urged to review and carefully consider such information prior to making any investment decision in respect of the Restricted Voting Shares or other securities. The risk factors applicable to the Company could cause actual results to vary materially from those contained in any forward-looking statements  The forward-looking statements included in this report are made as of the date of this report and the Company disclaims any obligation, other than as required by applicable law, to update the forward-looking statements included in this report.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

2.1	Arrangement Agreement, dated as of August 20, 2019, by and among Kinder Morgan Canada Limited and Pembina Pipeline Corporation.

10.1	Support Agreement, dated as of August 20, 2019, by and among Kinder Morgan, Inc., Pembina Pipeline Corporation and Kinder Morgan Canada Limited.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN CANADA LIMITED

Dated: August 23, 2019	By:	/s/ Dax A. Sanders
Dax A. Sanders
Chief Financial Officer